SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO. _____)

Filed by the Registrant                    |X|
Filed by a Party other than the Registrant |_|
Check the appropriate box:
         |_|   Preliminary Proxy Statement       |_|   Confidential, For Use of
         |_|   Definitive Proxy Statement              the Commission Only (as
         |X|   Definitive Additional Materials         permitted by Rule 14a-6
         |_|   Soliciting Material Pursuant to         (e)(2)
               Rule 14a-11(c) or Rule 14a-12


                      BRILLIANT DIGITAL ENTERTAINMENT, INC.
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):

          |X|  No Fee Required
          |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

          (1)  Title of each class of securities to which transaction applies:

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          (2)  Aggregate number of securities to which transaction applies:

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          (3)  Per unit price or other underlying value of transaction  computed pursuant to Exchange Act Rule 0-11:

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          (4)  Proposed maximum aggregate value of transaction:

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          (5)  Total fee paid:

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          |_|  Fee paid with preliminary materials:

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          |_|  Check  box if any  part  of the  fee is  offset  as  provided  by
               Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          (1)  Amount previously paid:

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          (2)  Form, Schedule or Registration Statement No.:

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          (3)  Filing party:

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          (4)  Date filed:

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


                      BRILLIANT DIGITAL ENTERTAINMENT, INC.
                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned, a stockholder of BRILLIANT DIGITAL ENTERTAINMENT, INC., a Delaware corporation (the "Company"), hereby nominates, constitutes and appoints Kevin Bermeister and Tyler Tarr, or either one of them, as proxy of the undersigned, each with full power of substitution, to attend, vote and act for the undersigned at the Annual Meeting of Stockholders of the Company, to be held on June 23, 2003, and any postponements or adjournments thereof, and in connection therewith, to vote and represent all of the shares of the Company which the undersigned would be entitled to vote with the same effect as if the undersigned were present, as follows:

A VOTE FOR ALL PROPOSALS IS RECOMMENDED BY THE BOARD OF DIRECTORS:

Proposal 1. To elect the Board of Directors' two nominees as directors:

             Garth Saloner                Russell Simmons

            |_| FOR ALL NOMINEES LISTED ABOVE  (except as marked to the contrary below)

            |_| WITHHELD for all nominees listed above

         (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space below:)

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         The undersigned  hereby  confer(s) upon the proxies,  and each of them, discretionary authority with respect to the election of directors in the event that any of the above nominees is unable or unwilling to serve.


     The undersigned hereby revokes any other proxy to vote at the Annual Meeting, and hereby ratifies and confirms all that said attorneys and proxies, and each of them, may lawfully do by virtue hereof. With respect to matters not known at the time of the solicitation hereof, said proxies are authorized to vote in accordance with their best judgment.

     THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH ABOVE OR, TO THE EXTENT NO CONTRARY DIRECTION IS INDICATED, WILL BE TREATED AS A GRANT OF AUTHORITY TO VOTE FOR ALL PROPOSALS. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY CONFERS AUTHORITY TO AND SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE PROXIES.

     The undersigned acknowledges receipt of a copy of the Notice of Annual Meeting and accompanying Proxy Statement dated May 30, 2003, relating to the Annual Meeting.

                                         Dated:___________________________, 2003

                                         Signature:_____________________________

                                         Signature:_____________________________
                                         Signature(s) of Stockholder(s)
                                         (See Instructions Below)

                                         The    Signature(s)    hereon    should
                                         correspond  exactly with the name(s) of
                                         the  Stockholder(s)  appearing  on  the
                                         Share  Certificate.  If  stock  is held
                                         jointly,  all joint owners should sign.
                                         When  signing  as  attorney,  executor,
                                         administrator,   trustee  or  guardian,
                                         please  give  full  title as  such.  If
                                         signer is a  corporation,  please  sign
                                         the  full  corporation  name,  and give
                                         title of signing officer.

    |_| Please indicate by checking this box if you anticipate attending the
                                 Annual Meeting.

                PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD
                      PROMPTLY USING THE ENCLOSED ENVELOPE